Exhibit 10.2

Exhibit A-1

Subscription Agreement for Accredited Investors

(Attached)

Exhibit A-1 - Page 1

Resonate Blends, Inc.

 Subscription Agreement for Accredited Investors

This Subscription Agreement should be used only by investors who are investing on the basis of being an “Accredited Investor” (as defined below).

Investors who are investing on the basis of being a “Non-U.S. Person” should complete the

Subscription Agreement attached to the Memorandum (as defined below) as Exhibit A-2.

Together with this Subscription Agreement, please compete and return the Investor

Representation and Suitability Questionnaire attached to the Memorandum as Exhibit E.

The undersigned “Subscriber”, on the terms and conditions herein set forth, hereby irrevocably submits this subscription agreement (the “Subscription Agreement”) to Resonate Blends, Inc., a Nevada corporation (the “Company”), in connection with a private offering by the Company (the “Offering”) to raise a maximum of $2,000,000 through the sale to Subscriber as an “accredited investor” (as defined below) of “Units” of securities of the Company (each a “Unit” and collectively the “Units”), as described in the Confidential Private Placement Memorandum for Accredited Investors and Non-U.S. Persons, dated as of January 12, 2021 (the “Memorandum”) at $25,000 per Unit.

The minimum subscription per investor is $25,000 for 1 Unit, provided that the Company may elect to accept subscriptions in a lesser amount in its sole discretion.

1.	Subscription for the Purchase of Units.

The undersigned hereby subscribes to purchase ______________ Units at $25,000 per Unit for a total subscription of US$___________________ (the “Subscription Price”). In this regard, the Subscriber agrees to forward payment in the amount of the Subscription Price by wiring payment of the Subscription Price in accordance with the information set forth below:

For financial institutions in the United States, give your bank this information:

Send to:

Sutter Securities Clearing

6 Venture, Suite 395

Irvine, CA 92618

Account #45250040

For the benefit of:

(Your Name and/or Business Entity)

Your street address

City, State Zip

United States

Phone Number/email address

Exhibit A-1 - Page 2

For financial institutions outside the United States, give your bank this information:

Send to:

Sutter Securities Clearing

6 Venture, Suite 395

Irvine, CA 92618

Account #45250040

For the benefit of:

(Your Name and/or Business Entity)

Your street address

City, State Zip

United States

Phone Number/email address

You must also deliver a fully completed and executed copy of this Subscription Agreement, the Note, the Warrant and the Registration Rights Agreement, as attached to the Memorandum, to the Placement Agent at:

Boustead Securities LLC

6 Venture, Suite 395

Irvine, CA 92618

The Company’s private offering of Units is being made to “accredited” investors within the meaning of Rule 506 of Regulation D promulgated by the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and to non-U.S. Persons in an “offshore transaction,” as defined in Rule 902 of Regulation S promulgated under the Securities Act. (This Subscription Agreement should be used only by Subscribers investing on the basis of being an Accredited Investor. Subscribers investing on the basis of being a Non-U.S. Person should complete the Subscription Agreement attached to the Memorandum as Exhibit A-2.)

You as an individual or you on behalf of the subscribing entity are being asked to complete this Subscription Agreement so that a determination can be made as to whether or not you (or it) are qualified to purchase the Units under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Subscription Agreement, you will be authorizing the Company to present a completed copy of this Subscription Agreement to such parties as they may deem appropriate in order to make certain that the offer and sale of the securities will not result in a violation of the Securities Act or of the securities laws of any state.

All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any corrections.

2.	Offer to Purchase. Subscriber hereby irrevocably offers to purchase the Units and tenders herewith the total price noted above. Subscriber recognizes and agrees that (i) this subscription is irrevocable and, if Subscriber is a natural person, shall survive Subscriber’s death, disability or other incapacity, and (ii) the Company has complete discretion to accept or to reject this Subscription Agreement in its entirety and shall have no liability for any rejection of this Subscription Agreement. This Subscription Agreement shall be deemed to be accepted by the Company only when it is executed by the Company.

Exhibit A-1 - Page 3

3.	Effect of Acceptance. Subscriber hereby acknowledges and agrees that on the Company’s acceptance of this Subscription Agreement, it shall become a binding and fully enforceable agreement between the Company and the Subscriber. As a result, upon acceptance by the Company of this Subscription Agreement, Subscriber will become the record and beneficial holder of the Units and the Company will be entitled to receive the purchase price of the Units as specified herein.

4.	Additional Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a)	Subscriber has been furnished the Confidential Private Placement Memorandum for Accredited Investors and Non-U.S. Persons of the Company, dated as of January 12, 2021 (the “Memorandum”) and, if requested by the Subscriber, other documents related to the Company and its operations. The Subscriber has carefully read the Memorandum and any such other requested documents. Subscriber has been furnished with all documents and materials relating to the business, finances and operations of the Company and information that Subscriber requested and deemed material to making an informed investment decision regarding its purchase of the Units. Subscriber has been afforded the opportunity to review such documents and materials and the information contained therein. Subscriber has been afforded the opportunity to ask questions of the Company and its management. Subscriber understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Subscription Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s control. Additionally, Subscriber understands and represents that Subscriber is purchasing the Units notwithstanding the fact that the Company may disclose in the future certain material information that the Subscriber has not received, including the financial results of the Company for their current fiscal quarters. Neither such inquiries nor any other due diligence investigations conducted by such Subscriber shall modify, amend or affect such Subscriber’s right to rely on the Company’s representations and warranties, if any, contained in this Subscription Agreement. Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in the Units. Subscriber has full power and authority to make the representations referred to herein, to purchase the Units and to execute and deliver this Subscription Agreement.

(b)	Subscriber has read and understood, and is familiar with, this Subscription Agreement, the Units and the business and financial affairs of the Company.

Exhibit A-1 - Page 4

(c)	Subscriber, either personally, or together with Subscriber’s advisors (other than any securities broker/dealers who may receive compensation from the sale of any of the Units), has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units, is able to bear the risks of an investment in the Units and understands the risks of, and other considerations relating to, a purchase of a Unit, including the matters set forth under the caption “Risk Factors” in the Memorandum. The Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Units. Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Units that Subscriber may acquire pursuant to this Agreement, for an indefinite period of time, and the risk of loss of Subscriber’s entire investment in the Company.

(d)	Subscriber has investigated the acquisition of the Units to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any reasonable assistance Subscriber has requested in connection therewith.

(e)	The Units are being acquired for Subscriber’s own account for investment, with no intention by Subscriber to distribute or sell any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Units. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Units by anyone but Subscriber.

(f)	No representations or warranties have been made to Subscriber by the Company, or any representative of the Company, or any securities broker/dealer, other than as set forth in this Subscription Agreement.

(g)	Subscriber is aware that Subscriber’s rights to transfer the Units is restricted by the Securities Act and applicable state securities laws, and Subscriber will not offer for sale, sell or otherwise transfer the Units without registration under the Securities Act and qualification under the securities laws of all applicable states, unless such sale would be exempt therefrom.

(h)	Subscriber understands and agrees that the Units it acquires have not been registered under the Securities Act or any state securities act in reliance on exemptions therefrom and that the Company has no obligation to register any of the Units offered by the Company.

(i)	The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned. Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the undersigned with respect to the suitability.

Exhibit A-1 - Page 5

(j)	Subscriber understands that the certificates or other instruments representing the Units shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such certificates):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

(k)	Subscriber also acknowledges and agrees that an investment in the Units is highly speculative and involves a high degree of risk of loss of the entire investment in the Company and there is no assurance that a public market for the Securities will be available and that, as a result, Subscriber may not be able to liquidate Subscriber’s investment in the Units should a need arise to do so.

(l)	Subscriber is not dependent for liquidity on any of the amounts Subscriber is investing in the Units.

(m)	Subscriber represents, warrants and confirms that Subscriber is not a “broker” or “dealer” as defined in the Securities Act of 1934, as amended, and the rules and regulations thereunder, and is not required to be registered as such with the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority or any other self-regulatory organization. Subscriber acknowledges and agrees that neither the Company nor any of its legal counsel has advised Subscriber with respect to the representations, warranties and confirmations herein and that Subscriber is undertaking the actions as contemplated herein having received such other legal advice and counsel as Subscriber has determined to be necessary in connection therewith.

(n)	Subscriber has full power and authority to make the representations referred to herein, to purchase the Units and to execute and deliver this Subscription Agreement.

(o)	Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for the exemptions from registration and qualification of the sale of the Units under the federal and state securities laws and for other purposes.

5.	Representations and Warranties Regarding Patriot Act; Anti-Money Laundering; OFAC. The Subscriber should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations. Subscriber hereby represents and warrants to the Company as follows:

(a)	The Subscriber represents that (i) no part of the funds used by the Subscriber to acquire the Units or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Memorandum or any other agreement, to the extent required by any anti-money laundering law or regulation, the Company may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Units, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith. U.S. federal regulations and executive orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

Exhibit A-1 - Page 6

(b)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in this paragraph. The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Subscriber, either by prohibiting additional subscriptions from the Subscriber, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and any broker may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber further acknowledges that the Company may, by written notice to the Subscriber, suspend the redemption rights, if any, of the Subscriber if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(c)	To the best of the Subscriber’s knowledge, none of: (1) the Subscriber; (2) any person controlling or controlled by the Subscriber; (3) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure[2], or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

Exhibit A-1 - Page 7

(d)	If the Subscriber is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Subscriber receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Subscriber represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(e)	The Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Foreign Account Tax Compliance Act provisions of the U.S. Internal Revenue Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the “FATCA Provisions”). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the Memorandum, any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company with respect to the Units (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company or any other person in connection therewith

(f)	The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If any of the above representations and warranties shall cease to be true and accurate prior to the acceptance of this Subscription Agreement, Subscriber shall give prompt notice of such fact to the Company by telegram, or facsimile or e-mail, specifying which representations and warranties are not true and accurate and the reasons therefor.

6.	Representations and Warranties of the Company. The Company hereby represents and warrants to the Subscriber as follows:

(a)	The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, having full power and authority to own its properties and carry on its business as conducted.

Exhibit A-1 - Page 8

(b)	The Company has the requisite power and authority to deliver this Agreement, perform its obligations herein and consummate the transactions contemplated hereby.

(c)	The Note and Warrant to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

(d)	The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”), other than for any late filings which would not reasonably be expected to materially and adversely affect the Company. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 2019, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company is subject to the reporting requirements of the 1934 Act.

(e)	All information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Subscriber pursuant to Section 5 hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

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7.	Indemnification. Subscriber acknowledges that Subscriber understands the meaning and legal consequences of the representations and warranties made by Subscriber herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription Agreement. Subscriber hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation or warranty of Subscriber contained in this Subscription Agreement. The Company agrees that if any of the representations or warranties set forth in this Section 7 shall be false or misleading in any material respect, and in addition to any other remedies available to the Subscriber pursuant to this Agreement, it will be considered an Event of Default under the Note. Except for the Placement Agent, who is an intended third party beneficiary of this Agreement and who may rely on all of the representations and warranties of the Company made in this Agreement as if such representations and warranties were made directly to the Placement Agent, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8.	Transferability. Subscriber agrees not to transfer or assign this Subscription Agreement, or any interest herein, and further agrees that the assignment and transferability of the Units acquired pursuant hereto shall be made only in accordance with applicable federal and state securities laws.

9.	Termination of Agreement; Return of Funds. In the event that, for any reason, this Subscription Agreement is rejected in its entirety by the Company, this Subscription Agreement shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder. In the event that the Company rejects this Subscription Agreement, the Company shall promptly return or cause to be returned to Subscriber any money tendered hereunder without interest or deduction.

10.	Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by, facsimile or e-mail to Subscriber at the address set forth in the Investor Representation and Suitability Questionnaire attached to the Memorandum as Exhibit E (the “Questionnaire”) and to the Company at the address set forth on the first page of this Agreement, or at such other place as the Company may designate by written notice to Subscriber.

11.	Agreement and Amendments. This Subscription Agreement shall be read, interpreted and enforced in conjunction with the Questionnaire and any references herein to this “Subscription Agreement” shall be deemed to refer to this document together with the Questionnaire. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated except in a writing signed by Subscriber and the Company.

12.	Governing Law. This Subscription Agreement and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Nevada without application of the conflicts of laws provisions thereof.

13.	Headings. The headings in this Subscription Agreement are for convenience of reference, and shall not by themselves determine the meaning of this Subscription Agreement or of any part hereof.

14.	Counterparts. This Subscription Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document. The execution and delivery of a facsimile or other electronic transmission of this Subscription Agreement shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy.

15.	Continuing Obligation of Subscriber to Confirm Investor Status. Upon the request of the Company and for as long as the Subscriber holds Units or other securities in the Company, the Subscriber shall confirm Subscriber’s investor status as an “Accredited Investor,” as defined by the Securities and Exchange Commission at the time of such request. In connection therewith, the Company shall deliver to the Subscriber a questionnaire that elicits the necessary information to determine the Subscriber’s investor status. Upon receipt of the questionnaire, the Subscriber shall: (i) complete it, (ii) execute the signature page therein, and (iii) return it to the Company, or its designee, in accordance with the instructions therein, no later than ten (10) days after receipt of the questionnaire.

[Remainder of page intentionally left blank. Signatures appear on the following pages.]

Exhibit A-1 - Page 10

INDIVIDUALS

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated:____________, 2021.

Signature(s):___________________________________________

Name(s) (Please Print):__________________________________

Signature(s):___________________________________________

Name(s) (Please Print):__________________________________

ACCEPTANCE

Resonate Blends, Inc.

Date: ____________, 2021.

By:
Name:	Geoffrey Selzer
Title:	Chief Executive Officer

Exhibit A-1 - Page 11

CORPORATIONS, PARTNERSHIPS, TRUSTS OR OTHER ENTITIES

In witness whereof, the parties hereto have executed this Agreement as of the dates set forth below.

Dated:____________, 2021.

Name of Purchaser (Please Print): ____________________________________

By:___________________________________

Name (Please Print):____________________________________

Title:____________________________________

ACCEPTANCE

Resonate Blends, Inc.

Date: ____________, 2021.

By:
Name:	Geoffrey Selzer
Title:	Chief Executive Officer

Exhibit A-1 - Page 12